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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of earliest event reported:    March 12, 1999



                           PARKER-HANNIFIN CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



      Ohio                       1-4982                         34-0451060
----------------        ------------------------             -------------------
(State or other         (Commission File Number)               (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)



6035 Parkland Boulevard, Cleveland, Ohio                        44124-4141
----------------------------------------                        ----------
(Address of principal executive offices)                        (ZIP Code)



Registrant's telephone number, including area code:             (216) 896-3000



The Exhibit Index appears on sequential page 3.


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                           PARKER-HANNIFIN CORPORATION


                                    FORM 8-K



         Item 5.  Other Events.

                  On March 12, 1999, The Parker Retirement Savings Plan Trust issued and sold $112 million aggregate principal amount of 6.34% Amortizing Notes due July 15, 2008 in a private offering in reliance on Rule 144A under the Securities Act of 1933. Parker-Hannifin Corporation ("Parker") guaranteed the Amortizing Notes. Pursuant to Rule 135c of the Securities Act of 1933, Parker is filing herewith the following exhibit:


         99.1. Press Release, dated March 12, 1999.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PARKER-HANNIFIN CORPORATION
                                                    (Registrant)



                                           By: /s/ Thomas A. Piraino, Jr
                                               -------------------------------
                                               Vice President, General Counsel
                                               and Secretary



Date:  March 15, 1999

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                                  EXHIBIT INDEX



Exhibit No.                     Description of Exhibit
-------------              ---------------------------------------------

99.1                       Press Release, dated March 12, 1999.










































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